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                                                                   EXHIBIT 10.11


                              [ADAPTEC LETTERHEAD]


March 9, 1999




Jaycor Networks, Inc.,
9775 Towne Centre Drive
San Diego, CA 92121

      Re: Fibre Channel Cross-License Agreement; definition of Adaptec Remus
          Software

Gentlemen:

This letter is made with reference to the Fibre Channel Cross-License Agreement between Jaycor Networks, Inc. and Adaptec, Inc., dated November l2, 1998 (the "Agreement"). Section 1.3 and Exhibit A of the Agreement which define the Adaptec Remus Software, are hereby clarified to define the Adaptec Remus Software as:

ADU2 Extension, which is a MacOS extension which allows users to use Remus based RAID volumes (RAID 0 and 1)

Except as so amended, the Agreement shall remain in full force and effect.

Regards,


/s/ ANDREW J. BROWN


Andrew J. Brown
Chief Financial Officer

Accepted and Agreed:
JAYCOR NETWORKS, INC.

By: /s/ RANDY JOHNSON
   ----------------------------------
Title: Chief Financial Officer
      -------------------------------
Date: 3/31/99
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